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                                                                    EXHIBIT 23.2


                         INDEPENDENT AUDITOR'S CONSENT
                         -----------------------------



          We consent to the use in this Registration Statement of Crescent Banking Company on Form S-2 (Amendment No. 2) of our report, dated February 9, 2001, except for Note 2 as to which the date is February 14, 2002, appearing in the Prospectus, which is a part of this Registration Statement. We also consent to the reference to our Firm under the caption "Experts" in such Prospectus.

                                               /s/ MAULDIN & JENKINS, LLC



Atlanta, Georgia
March 22, 2002